EXHIBIT 2.1

PLAN AND AGREEMENT OF MERGER

OF

PREFERRED INVESTMENT SOLUTIONS CORP.

(a Connecticut corporation)

AND

PREFERRED INVESTMENT SOLUTIONS CORP.

(a Delaware corporation)

THIS PLAN AND AGREEMENT OF MERGER is made as of the 1st day of January, 2006, between PREFERRED INVESTMENT SOLUTIONS CORP., a Connecticut corporation (“PISC-CT”), and PREFERRED INVESTMENT SOLUTIONS CORP., a Delaware corporation (“PISC-DE”) (collectively, the “Companies”).

WHEREAS, PISC-CT has an authorized capitalization of One Thousand (1,000) shares of common stock, $.01 par value, One Hundred (100) of which have been duly issued and are now outstanding; and

WHEREAS, the principal office of PISC-DE in the State of Delaware is located at c/o 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 and Corporation Service Company is the registered agent upon whom process against PISC-DE may be served within the State of Delaware; and

WHEREAS, PISC-DE has an authorized capitalization of One Thousand (1,000) shares of common stock, par value $0.01 per share, One Hundred (100) shares of which have been duly issued and are now outstanding; and

WHEREAS, the respective Boards of Directors of PISC-CT and PISC-DE deem it advisable and in the best interest of the Companies and their respective shareholders that PISC-CT merge with and into PISC-DE under and pursuant to the provisions of the Delaware General Corporation Law; and

WHEREAS, PISC-DE and PISC-CT intend that the merger contemplated hereby qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; and

WHEREAS, the respective shareholders and respective Boards of Directors of the Companies have approved this Plan and Agreement of Merger.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Merger. PISC-CT is hereby merged into PISC-DE in a tax-free reorganization pursuant to Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

2. Effective Date. This Plan and Agreement of Merger shall become effective on January 1, 2006 (the “Effective Date”).

3. Surviving Corporation. PISC-DE shall survive the merger contemplated herein (the “Surviving Corporation”) and shall continue to be governed by the laws of the State of Delaware. The separate corporate existence of PISC-CT shall cease forthwith upon the Effective Date. As of the Effective Date, PISC-DE shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal and mixed, of each of PISC-DE and PISC-CT; all debts due to either of the Companies on whatever account shall be vested in the Surviving Corporation; all shares of stock owned by either of the

Companies shall be deemed held by the Surviving Corporation, all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the Companies shall be as effectively the property of the Surviving Corporation as they were previously of the respective Company; the title to any real estate vested by deed or otherwise in either of the Companies shall not revert or be in any way impaired by reason of the merger, but shall be vested in the Surviving Corporation; all rights of creditors and all liens upon any property of either of the Companies shall be preserved unimpaired, limited in lien to the property affected by such lien at the effective time of the merger; all debts, liabilities and duties of the respective Companies shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and the Surviving Corporation shall indemnify and hold harmless the officers and directors of each of the Companies against all such debts, liabilities and duties and against all claims and demands arising out of the merger.

4. Authorized Capital. The authorized capital stock of PISC-DE following the Effective Date shall be One Thousand (1,000) shares of common stock, par value $0.01 per share, unless and until the same shall be changed in accordance with the laws of the State of Delaware.

5. Certificate of Incorporation. The Certificate of Incorporation of PISC-DE (the “Certificate of Incorporation”) shall be the Certificate of Incorporation of the Surviving Corporation following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof, which power to amend or repeal is hereby expressly reserved. All rights or powers of whatsoever nature conferred in the Certificate of Incorporation or herein upon a stockholder or director or officer of PISC-DE or upon any other person whomsoever are subject to this reserved power. The Certificate of Incorporation shall constitute the Certificate of Incorporation of PISC-DE separate and apart from this Plan and Agreement of Merger and may be separately certified as the Certificate of Incorporation of PISC-DE.

6. By-Laws. The By-Laws of PISC-DE as in effect immediately prior to the Effective Date shall be the By-Laws of the Surviving Corporation following the Effective Date unless and until such By-Laws are amended or repealed in accordance with the provisions thereof.

7. Further Assurance of Title. If at any time the Surviving Corporation determines that any acknowledgments, assurances or other actions are necessary or desirable in order to acknowledge or confirm in the Surviving Corporation any right, title or interest held by PISC-CT immediately prior to the Effective Date, PISC-CT and its proper officers and directors shall, as and when required by the Surviving Corporation, execute and deliver all such acknowledgements or assurances, and do all further things as the Surviving Corporation may deem necessary or appropriate to acknowledge or confirm such right, title, possession or interest in the Surviving Corporation or to carry out the purposes of this Plan and Agreement of Merger. The Surviving Corporation and its officers and directors are fully authorized to take any and all such action in the name of PISC-CT or otherwise.

8. Conversion of Shares. Upon the Effective Date, the following shall occur:

(a) Each share of common stock, $.01 par value, of PISC-CT issued and outstanding immediately prior to the Effective Date shall, by virtue of this Plan and Agreement of Merger and without any action on the part of any shareholder of PISC-CT, be canceled forthwith and the certificates representing such shares shall be presented for surrender and cancellation. No consideration shall be paid for the shares.

(b) The One Hundred (100) shares shares of common stock, par value $0.01 per share of PISC-DE issued and outstanding immediately prior to the Effective Date will remain issued and outstanding and unaffected by the merger.

9. Directors. The names and addresses of the directors of PISC-DE following the Effective Date, who shall hold office from the Effective Date until their successors have been elected and qualified is:

Name of Director	Post Office Address
Kenneth A. Shewer	900 King Street
Rye Brook, New York 10573

Marc S. Goodman	900 King Street
Rye Brook, New York 10573

10. Officers. The names and addresses of the officers of PISC-DE following the Effective Date, who shall hold office from the Effective Date until their successors are appointed and have qualified or until their earlier resignation or removal are as follows:

Name	Office	Post Office Address
Marc S. Goodman	President, Co-Chief Executive Officer & Treasurer	900 King Street Rye Brook, New York 10573

Kenneth A. Shewer	Chairman and Co-Chief Executive Officer	900 King Street Rye Brook, New York 10573

Esther E. Goodman	Senior Executive Vice President & Asst. Secretary	900 King Street Rye Brook, New York 10573

Braxton Glasgow III	Executive Vice President	900 King Street Rye Brook, New York 10573

Maureen S. Howley	Senior Vice President and Chief Financial Officer	900 King Street Rye Brook, New York 10573

Lawrence S. Block	Senior Vice President, General Counsel, and Secretary	900 King Street Rye Brook, New York 10573

Joanne D. Rosenthal	Senior Vice President	900 King Street Rye Brook, New York 10573

Richard Horowitz	Senior Vice President	900 King Street Rye Brook, New York 10573

Peter Fell	Senior Vice President	900 King Street Rye Brook, New York 10573

Melissa Cohen	Vice President	900 King Street Rye Brook, New York 10573

Florence Y. Sofer	Vice President	900 King Street Rye Brook, New York 10573

Douglass D. Hubbell	Vice President	900 King Street Rye Brook, New York 10573

David K. Spohr	Vice President and Director of Fund Administration	900 King Street Rye Brook, New York 10573

11. Vacancies. If, upon the Effective Date, a vacancy shall exist in the Board of Directors or in any of the offices of PISC-DE as specified above, such vacancy shall be filled in the manner provided by law and by the by-laws of PISC-DE.

12. Plan of Reorganization. This Plan and Agreement of Merger constitutes a plan of reorganization, to be carried out in the manner, on the terms and subject to the conditions set forth herein.

13. Expenses. The Surviving Corporation shall pay all expenses of carrying this Plan and Agreement of Merger into effect and accomplishing the merger.

IN WITNESS WHEREOF, the parties hereto, pursuant to the authority given by their respective Board of Directors, have caused this Plan and Agreement of Merger to be executed and delivered as of the 1st day of January, 2006.

PREFERRED INVESTMENT SOLUTIONS CORP. (a Connecticut corporation)

By:	/s/ Marc S. Goodman
Name:	Marc S. Goodman
Title:	President

PREFERRED INVESTMENT SOLUTIONS CORP.
(a Delaware corporation)

By:	/s/ Marc S. Goodman
Name:	Marc S. Goodman
Title:	President

Certificate of the Secretary of

PREFERRED INVESTMENT SOLUTIONS CORP.

(a Delaware corporation)

I, Lawrence S. Block, the Secretary of Preferred Investment Solutions Corp., a Delaware corporation, hereby certify that this Plan and Agreement of Merger was duly approved and adopted as of January 1, 2006 by the written consent of the sole stockholder of Preferred Investment Solutions Corp., a Delaware corporation.

/s/ Lawrence S. Block
Lawrence S. Block

STATE OF NEW YORK	)
	)	ss:
COUNTY OF WESTCHESTER	)

On this 1st day of January, 2006, before me, the undersigned, a Notary Public in and for the State of New York personally appeared Marc S. Goodman, President of PREFERRED INVESTMENT SOLUTIONS CORP., a Connecticut corporation, to me known to be the individual who executed the foregoing document on behalf of said corporation, who acknowledged that he signed and sealed the same as his voluntary act and deed and as the voluntary act and deed of said corporation, for the uses and purposes set forth therein.

WITNESS my hand and seal affixed hereto the day and year first above written.

/s/ Lawrence S. Block
Notary Public

STATE OF NEW YORK	)
	)	ss:
COUNTY OF WESTCHESTER	)

On this 1st day of January, 2006, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared Marc S. Goodman, President of PREFERRED INVESTMENT SOLUTIONS CORP., a Delaware corporation, to me known to be the individual who executed the foregoing document on behalf of said corporation, who acknowledged that he signed and sealed the same as his voluntary act and deed and as the voluntary act and deed of said corporation, for the uses and purposes set forth therein.

WITNESS my hand and seal affixed hereto the day and year first above written.

/s/ Lawrence S. Block
Notary Public